UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): November 7, 2018

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware	47-4116383
(State of Incorporation)	(I.R.S. Employer Identification No.)
001-38352
(Commission File Number)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)
(561) 322-7235
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 7, 2018, ADT Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2018. A copy of the Registrant’s press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 8.01    Other Events.
Common Stock Dividend
On November 7, 2018, the Registrant’s board of directors declared a cash dividend of $0.035 per share to common stockholders of record as of December 14, 2018. This dividend will be paid on January 4, 2019. A copy of the press release announcing the declaration of the cash dividend is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit	Description
99.1	Press Release dated November 7, 2018 announcing ADT Inc.’s 2018 Third Quarter Financial Results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2018	ADT Inc.

	By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Chief Financial Officer